UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 7, 2006
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                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


             DELAWARE                   000-30575            91-2032368
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 (State or other jurisdiction          (Commission          (IRS Employer
        of incorporation)              File Number)        Identification No.)


4991 CORPORATE DRIVE                                       HUNTSVILLE, AL 35805
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
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                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events.


         On August 7, 2006, Avocent Corporation publicly disseminated a press release announcing its updated guidance for the third quarter and its initial guidance for the fourth quarter to include the effects of the LANDesk acquisition. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.21 hereto.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number             Description of Exhibit
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99.21                      Press release issued August 7, 2006



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date:  August 7, 2006
                         By: /s/ Edward H. Blankenship
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                              Edward H. Blankenship
                              Senior Vice President of
                              Finance and Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit                    Description
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99.21                      Press Release dated August 7, 2006